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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(b) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) February 12, 2001
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                           FirstCity Liquidating Trust
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Texas
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                 (State or Other Jurisdiction of Incorporation)

              0-20 677                                     06-6414468
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        (Commission File Number)               (IRS Employer Identification No.)

 1001 Fannin, Suite 505, Houston, Texas                       77002
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(Address of Principal Executive Offices)                    (Zip Code)

                                 (713) 651-7841
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              (Registrant's Telephone Number, Including Area Code)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

         FirstCity Liquidating Trust has been advised that Federal Magistrate Judge Nancy K. Johnson issued a recommendation in the case involving the dispute between UIDC Management and two entities owned by FirstCity Liquidating Trust (the "Trust Entities"). The dispute involves the Trust Entities' 67% ownership interest in a partnership, which owns First City Tower, a Class "A" office building in downtown Houston.

The magistrate recommended to Federal District Judge Sim Lake, that the Trust Entities' motion for summary judgment be denied and that UIDC entities' motion for summary judgment be granted in part and denied in part. Specifically, the magistrate's recommendation is that, as a matter of law, UIDC had properly exercised its right of first refusal to purchase the 67% interest in May of 1997. She further recommended that UIDC's summary judgment motion be denied as it pertains to questions of whether UIDC is prevented from enforcing that right now because of alleged breaches of the resulting option agreement, or because UIDC is estopped from specific performance based upon their refusal to buy the interest when given the chance in October of 1997. These latter questions will be subject to further discovery and potentially to a trial by jury. The magistrate's recommendation is not effective unless adopted by Judge Lake.

Management of FirstCity Liquidating Trust strongly disagrees with the magistrate's recommendation to deny its motion for summary judgment and will file objections with Judge Lake. Even if the magistrate's recommendation is adopted, issues remain to be tried concerning whether the UIDC entities are nevertheless barred from enforcing their option to acquire the 67% partnership interest (a) because of alleged breaches of that agreement, and (b) because UIDC declined to purchase the partnership interests when subsequently offered them in October, 1997 at a price even more favorable than that offered in May, 1997. Finally, even if the Trust Entities were not successful on either of these trial points, there will remain equitable questions pertaining to the precise terms upon which UIDC's acquisition of the partnership interest may be ordered by the court, given all the pertinent circumstances.

Both UIDC and the Trust Entities have until February 21, 2001 to file objections to the magistrate's recommendation.

The Trust issued a press release on February 12, 2001 regarding the above information.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            STATE STREET BANK AND TRUST COMPANY,
                                            as Trustee



Date: February 14, 2001                     /s/ Susan T. Keller
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                                            Name: Susan T. Keller
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                                            Title: Vice President
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